SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: April 6, 2000

                            TWISTEE TREAT CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware               0-294339        43-1796135
       (State of Incorporation)     (Commission     (IRS Employer
                                    File Number)   Identification #)

                  301 Clark Street, Warrensburg, Missouri 64093
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (660) 747-4272

                    ----------------------------------------
              (Registrant's telephone number, including area code)

                              Perfection Plus, Inc.

                       16133 VENTURA BOULEVARD, SUITE 635
                            ENCINO, CALIFORNIA 91436
               ---------------------------------------------------
                     (Registrant's Former Name and Address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to a Stock Purchase Agreement (the "Agreement") effective April 6, 2000,Twistee Treat Corporation, a Delaware corporation ("TWTE")acquired 1,150,000 outstanding shares of Perfection Plus, Inc., a Nevada corporation ("PPI"), for One Hundred Twenty Thousand ($120,000) Dollars. As a result, PPI became a wholly-owned subsidiary of TWTE.

     The Stock Purchase Agreement was approved by the unanimous consent of the Board of Directors of TWTE on April 6, 2000.

     Prior to the Agreement, TWTE 30,319,950 shares of common stock issued and outstanding. Following the Agreement, TWTE had 30,569,950 shares of common stock outstanding. TWTE was incorporated in the State of Missouri in 1995 and re-incorporated in Delaware in June 25, 1997.

     Upon effectiveness of the Stock Purchase Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, TWTE became the successor issuer to PPI for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 6, 2000.

     A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings

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of the Company's current  directors and executive  officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                    AMOUNT OF COMMON STOCK          PERCENT OF COMMON STOCK
                         BENEFICIALLY OWNED(1)             BENEFICIALLY OWNED

Stephen Wells,                250,000                            .008
President & Director

Terry D. Rapp               1,835,800                             .06
Vice-President,
Secretary &
Director

Howard Hockrad                100,000                            .003
Vice-President,
Treasurer

Allen Evans,                        0                               0
Vice-president


All directors and           2,185,800                             .07
executive officers
as a group

Gourmet's Choice(2)        20,000,000                             .65
Coffee Co., Inc.
8 West 38th, Fl. 9th
New York, N.Y. 10018

Calder Investments,         1,477,300                            .048
Ltd., Omar Hodge Bldg.
Wickham Cay Rd.
Tortola Town, British
Virgin Islands

George Levin                1,827,300                            .059

(1)      Based upon 30,569,300 outstanding shares of common stock.

(2) Gourmet's Choice Coffee Co., Inc. is presently a publically traded company on the OTCBB under the symbol "GMCH".

     COMPANY'S BUSINESS AND SUBSIDIARIES The Company was incorporated in Missouri on April 27, 1995 and reincorporated in Delaware in July 1997. The original Twistee Treat Corporation was formed in the early 1980's as a Colorado corporation doing business primarily in Florida. By the mid 1980's it had opened approximately 35 company stores, but no franchise units. The original Twistee Treat Corporation utilized the cone- shaped building and obtained certain federal and state patents, trademarks and service marks. In 1989, the company's original founder retired and the company filed for bankruptcy protection (U.S. Bankruptcy Court, Middle District of Florida, Ft. Myers Division, Case No. 89-4700-9P1). On August 6, 1990, Andrew Brennan, a founder and former principal stockholder of the Company, purchased the assets of the original Twistee Treat Corporation from the Bankruptcy Court, including the patent, trademark and service mark rights. Subsequently, Mr. Brennan sold 50% of such assets to Don Matthews, owner of Soft Serve System, Inc., a Missouri corporation. In 1996, Messrs. Matthews and Wells formed the Company, with Mr. Matthews contributing his 50% of the assets obtained from the


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original  Twistee Treat  Corporation.  On May 6, 1997,  Mr,  Brennan sold to the
Company  his  50% of  the  assets  obtained  from  the  original  Twistee  Treat
Corporation. Of the approximately 35 original stores, all or nearly all are still open as independent stores. These stores continue to use the cone-shaped building and the name Twistee Treat but do not use any of the Company's products and they are not affiliated with the Company. The Company is in active negotiations to purchase a number of these stores and to bring them under the franchise umbrella.

         Company has limited operations and limited revenue and has been developing its business plan, franchise program, preparing its franchise circular and operating manual, operating three pilot stores, and opened and tested two kiosk pilot units. The Company closed its three test pilot stores and closed the two kiosk units for several months in order to evaluate the information obtained during such test periods and to make adjustments to menus, equipment and operating procedures. The Company then refurbished the three pilot stores, changed the menus, ordered additional equipment and has reopened two; one in Eustis, Florida and one in Branson West, Missouri. The Company has recently sold the Branson West store as a franchise store to Danny Hammond LLP. Mr. Hammond has also become a Regional Developer for Branson and Springfield, Missouri. The Company's Eustis, Florida store recently became a franchise store. The Company has recently licensed the rights in Canada to a group who collectively have 37 years experience in the ice cream franchise business with Good Humor - Breyers Ice Cream. One of the principals owned 5 franchises and became regional franchise manager and another was national operations manager responsible for product distribution and sales in support of 300 distribution units across Canada. The group opened its first Twistee Treat store in July and the Company has just shipped the group a cone-shaped building for its second store. The group expects to open 50 stores over the next 48 months and has sold three franchises which it expects will begin construction in the Spring of 2000.

         The Company has also recently received an offer for the Southeast region of Florida from a prospective regional developer who anticipates opening 50 stores within the next five years. In addition, the Company has signed a co-branding agreement with the Jrecks Sub-Sandwich chain which has over 300 franchise stores. The Company is still negotiating with Jrecks over the specific terms of the agreement and expects to have a final agreement within 30 days. The Company has reached agreements to purchase six of the original Twistee Treat cone buildings and expects to enter into definitive purchase agreements in the near future. Possession of these stores will be determined when the Minimum is raised from this Offering. The first is presently open in Central, Florida and the second is presently open in Ft. Myers, Florida. In addition, the Company has opened its first "express grill" in Knob Noster, Missouri and expects to open an "In-Line Store" in Margate, Florida in the very near future. The Company has four franchisees; one in Clermont, Florida, a second in Branson West, Missouri, a third franchisee is currently seeking a location for a cone shaped building in Orlando, Florida and a fourth in Eustis, Florida.

         The Company has also signed a co-branding agreement with Gourmet Choice Coffee Co., Inc. The first store opened February 21, 2000 in Warrensburg, Missouri.

     The Business: The Company offers its specialty ice cream and food products through Company-owned stores, franchised stores, In-Line stores, Kiosk units, mobile concession trailers and "Express Grills". The Company is designed to be a high profile, soft-serve ice cream retail merchant. The Company believes that there is a strong market for soft-serve ice cream, especially roadside or curbside. A principal marketing tool of the Company is its ice cream cone shaped building design. The 22 foot tall cone creates a strong visual image. The building is large enough to carry the variety of products required yet smallenough to fit in smaller areas.

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     The Company  believes  that its  products  andprocess  for  dispensing  the product are unique. The product consists of the Company's special firm-serve mix, formulated to be rich and creamy but with relatively low fat content. The dispensing process produces a rich texture that is more like custard than ice cream. Each Twistee Treat store offers six flavors, consisting of the three basic flavors - vanilla, chocolate and strawberry - as well as three additional flavors rotated every other week from a Company inventory of 91 flavors. The stores also sell a variety of other food and beverage products such as donuts, hot dogs, sodas and other "snack" type items. The kiosk units offer two to four flavors of ice cream depending on the size of the kiosk.

         In addition to the free-standing cone-shaped building, the Company offers In-Line stores, for regional malls and strip centers, a "kiosk" program designed to be located in convenience stores, stores, malls, food courts, business facilities, and colleges, "Express Grills", which are larger, more traditional fast-food restaurants, and mobile concession trailers which are designed primarily for outdoor venues such as fairs. The Company intends to introduce a table-top dispenser unit designed for restaurants, convenience stores and fast- food locations. There are no assurances that the Company will be able to successfully develop or market those products.

         The Company's free-standing cone-shaped buildings are designed to attract drive-through and walk-up customers only, as they have no indoor seating, and primarily serve only ice cream products and soft drinks. The Company's "In-Line" stores are designed for inclusion in existing strip malls and consisting generally of 1600 square feet of space. They include inside seating and have a broader menu than the Company's cone-shaped buildings, including ice cream cakes. The Company's "Express Grills" are designed to be more traditional, full-service fast food restaurants with very broad menus, including steak burgers, hot dogs, etc, and can accommodate approximately 40 people in indoor seating. These are free-standing buildings, encompassing 3000 to 3500 square feet, which look like a traditional fast food restaurant, rather than the Company's unique looking cone-shaped stores. The Company's kiosk units are small and designed to be set up in airports, food courts and malls and offer primarily ice cream products. Its mobile concession trailers are shaped like an ice cream cone and give the Company a good marketing vehicle.

         The Company believes that the location, layout and cone-shaped design of its stores contribute to the success of its operations. The Company's stores are typically located near strip shopping centers, malls, amusement centers or other areas of population density that provide visibility, curb appeal and accessibility. A variety of factors are considered in selecting sites for the Company's stores, including population density, traffic patterns, area demographics and competition. The Company's stores are configured to facilitate a smooth flow of carry-out curbside traffic and "drive-thru" traffic.

         One of the Company's primary goals is to maintain strict quality controls over its products and stores. The Company requires that all franchised and Company-owned stores be built in conformance with the Company's guidelines. The Company recently sold its 50% interest in TTC Manufacturing, Inc., which manufactures the Company's patented cone-shaped building and kiosk component parts. The buildings and kiosks are assembled and packaged at Glasstech, Inc.'s plant for shipment to the store site. The Company is currently pursuing other fiberglass manufacturers who are able of producing quality parts in larger quantities.

         However, TWTE presently operates at a loss and has not received revenues from operations sufficient to maintain its operations. TWTE has raised funds for operations through the sale of its securities and may continue to do so.

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PROPERTY

         TWTE  maintains  its  administrative   offices  at  301  Clark  Street,
Warrensburg, Missouri 64093. The Company leases its own space and pays rent.

DESCRIPTION OF SECURITIES

         The Company has an authorized capitalization of 200,000,000 shares of common stock, $0.0001 par value per share and 10,000,000 authorized preferred stock, par value $0.0001. Upon execution of this Agreement, the Company had issued and outstanding, 30,569,300 shares of common stock.

MARKET FOR TWTE's SECURITIES

        TWTE is a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. TWTE's common stock is traded on the NASD OTC Bulletin Board under the symbol "TWTE." The NASDAQ Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

MANAGEMENT

Name                                Age                      Position
Stephen B. Wells                    43              President, Chief Executive
                                                    Officer and Director

Terry D. Rapp                       54              Executive Vice President,
                                                    Secretary and Director

Howard Hochrad                      45              Vice President and Treasurer

Alan Evans                          35              Vice President

         Each of the foregoing persons may be considered to be promoters of the Company since they were the founders of the Company and have participated from inception in the Company's business plans and affairs.

Biographies

         The principal occupation of the directors and principal officers of the Company for at least the past five years are as follows:

         STEPHEN B. WELLS has been directly involved with the Company for the last three years, first as a Regional Developer with the Company for the Southeast Region, and more recently in his capacity as President, Chief Executive Officer and a director of the Company. Mr. Wells was one of the three principals involved in the revival of the Twistee Treat concept. Mr. Wells has spent the past three years refinancing and restructuring the Company in an effort to position it for future, unimpeded growth. He has been actively involved with the management of the three pilot stores that the Company has opened in Florida. Mr. Wells brings with him a strong background and experience is sales and marketing from his role in the development of the licensing and merchandising division of First National Film Corporation. In his capacity as Vice President of Licensing and Merchandising from 1988 to 1992, Mr. Wells negotiated the marketing and licensing rights for animated film characters to domestic and foreign production and manufacturing companies. From 1992 to 1996 Mr. Wells started and developed Key Management Services, Inc., a full service vending distribution business. In addition to his marketing background, Mr. Wells has also been heavily involved in the commercial and retail real estate development business. His hands on

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experience and contacts in this industry will greatly assist the Company in developing stores across the United States. Mr. Wells received his Bachelors degree in Political Science from the Central Missouri State in 1980.

         TERRY D. RAPP has served as Executive Vice President, Secretary and a Director of the Company since 1996. From 1994 to 1995 Mr. Rapp operated TNT Promotions and CT Marketing, a marketing and promotions company, marketing Snapple products and various other vending machine products. From 1990 to 1993, Mr. Rapp was the owner and operator of JWI Supply, Inc. and Home Hardware, a wholesale door and hardware supply company which he sold to his partner. Mr. Rapp received his Bachelors degree in Education from the University of Kansas in 1967.

     HOWARD HOCHRAD has served as Vice President and Treasurer of the Company since 1997. Mr. Hochrad is also President and owner of Shinmaster Products, a chemical distributor. From 1996 to 1998, Mr. Hochrad was Executive Vice President and a 50% owner of Twistee Treat Southeast, Inc., which was the Company's Regional Deveolper for the southeastern United States until its purchase by the Company. For 19 years prior to joining the Company, Mr. Hochrad worked for B.F. Goodrich Aerospace, a Fortune 125 Company, in a variety of financial, planning, marketing and management positions. Mr. Hochrad received his B.S. degree in Psychology from Potsdam College in 1967.

         ALAN EVANS recently joined the Company as a Vice President to assist the Company in developing the financial and operational resources required to manage rapid growth. Mr. Evans brings direct experience in the operation and franchising of cone shaped stores through his experience as a partner in Twistee Treat Canada where he was responsible for developing and managing the company's franchise sales and marketing program and operational infrastructure in support of that company's corporate stores and franchised units. Prior to joining Twistee Treat Canada, Mr. Evans served as Senior Vice President of operations at MFP Technology Services, a publicly held technology leasing company with over $800 million is assets and $400 million in annual sales. During his tenure at MFP, Mr. Evans was instrumental in rapidly developing a retail distribution operation capable of handling sales volumes in excess of $250 million annually, and played a key role in the completion of corporation acquisitions totaling over $500 million. Mr. Evans received an Honors B.Sc. for the University of Western Ontario.

EXECUTIVE COMPENSATION

         The following sets forth the aggregate cash compensation and non-cash compensation which is to be paid by the Company during the ensuing 12 months to each of the highest paid executive officers whose aggregate remuneration is contemplated to exceed $100,000 and for all officers as a group:

Name of Individual or Identity of Group

Stephen Wells                 Chief Executive Officer                 $90,000(1)

All officers as a group
(4 persons)                                                           $90,000

         (1)Mr. Wells' compensation is established under an employment agreement entered into between him and the Company. None of the other officers of the Company currently are paid any salary or other compensation. However, these other officers will commence receiving salaries when Company revenues increase to a sufficient level.

         On December 29, 1998, the Company entered into a five (5) year employment agreement with Stephen Wells pursuant to which Mr. Wells will serve as the Company's Chief Executive Officer and provide the Company with his business and professional

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services.  Mr. Wells is paid a annual  salary of $90,000  during the first year,
$150,000 during the second year and $175,000 during the remainder of the term of the agreement. In addition, Mr. Wells is entitled to fringe benefits customary for a chief executive officer including health and life insurance, participation in any profit-sharing, pension or other retirement plans of the Company and a company car. The agreement contains a two-year non-competition clause.

         There are no agreements, plans or other arrangements between the Company or its subsidiaries and any of its officers which would provide payment in the event of resignation, retirement or termination of employment arising from a change-in- control of such entity or a change in an officer's responsibilities following any such change in control.

         THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. Although the Company is required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

     COMPETITION  FROM  LARGER  AND  MORE   ESTABLISHED   COMPANIES  MAY  HAMPER
MARKETABILITY.

         The ice cream market is highly competitive and the Company faces substantial competition in connection with the marketing and sales of its products. Among its competitors are national companies that offer franchise ice cream-related products such as Dairy Queen Brazier, Baskin Robbins, Breslers, Carvel, TCBY, and Freshens as well as other numerous regional and local ice cream companies and stores. Many of these competitors are well established and have substantially greater financial and other resources than the Company. In addition to the foregoing competitors which generally provide customers free-standing ice cream stores, the Company may also be considered to be in competition with all ice cream and other frozen desserts for discretionary food dollars. The ability of the Company to increase its market share will be dependent upon several factors, among which are the quality and price of its products, advertising and the availability of sufficient capital for product expansion. The quick-service restaurant industry also competes for certain of the Company's potential customers. Twistee Treat stores may have to compete against many well established, quick service restaurants, local food establishments, supermarkets and convenience stores, many of which have greater product and name recognition and larger financial and other resources than the Company. The Company believes that Twistee Treat stores compete favorably in term of taste, food quality, portions, service, convenience and value, which the Company believes are important factors to its targeted customers.

         The Company competes for qualified franchisees with a wide variety of investment opportunities both in the fast food ice cream business and in other industries. The Company's continues success is dependent to a substantial extent on its reputation for providing high quality and value with respect to its service, products and franchises, and this reputation may be affected not only by the performance of Company-owned stores, but also by the performance of its franchised stores over which the Company has limited operational control.

          ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE.

     The Company's Articles of Incorporation, as amended, of TWTE authorizes the issuance of 200,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by TWTE. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares

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held by  investors,  and might have an  adverse  effect on any  trading  market, should a trading market develop for the Company's common stock.

        PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable

ITEM 5.      OTHER EVENTS

         On March 10, 2000, the Company effectuated a Regulation D, Rule 504 offering with the intention to raise $1,000,000.

         On March 28, 2000, the Company and Gourmet's Choice Coffee Co., Inc. ("GMCH"), a Nevada corporation, and TWTE entered into an agreement whereby GMCH swapped 20,000,000 restricted shares of its common stock, par value $0.01, for 20,000,000 restricted shares of TWTE's common stock, par value $0.0001. As a result of this transaction GMCH became the majority shareholder of the Company.

         Successor Issuer Election.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Agreement, the Company became the successor issuer to PPI for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 6, 2000.

ITEM 6.      RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

       Pursuant to the terms of the aforementioned Agreement, the Registrant has

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accepted the  resignation  of Alan Schram,  the  Registrant's  sole Director and
Officer as of April 6, 2000, and appointed Stephen B. Wells as President and Director of the Registrant.

ITEM 7.      FINANCIAL STATEMENTS

        Financial statements for Perfection Plus are filed herewith. The Registrant will file combined, audited financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.



                                    PART F/S

        The Company's balance sheets as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the period June 22, 1999 (inception) to December 31, 1999, have been examined to the extent indicated in their report by Merdinger, Fruchter, Rosen & Corso, P.C., independent certified accountants, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission and are included herein, on the following pages, in response to Part F/S of this Form 10-SB.

                                      INDEX

                                                                    PAGE

     INDEPENDENT AUDITORS' REPORT                                   F/S-1

     BALANCE SHEET                                                  F/S-2

     STATEMENT OF OPERATIONS                                        F/S-3

     STATEMENT OF STOCKHOLDER'S EQUITY                              F/S-4

     STATEMENT OF CASH FLOWS                                        F/S-5

     NOTES TO FINANCIAL STATEMENT                                  F/S-6-7

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS OF PERFECTION PLUS, INC.:

We have audited the accompanying balance sheet of Perfection Plus, Inc. (A Development Stage Company) as of December 31, 1999 and the related statements of operations, stockholder's equity and cash flows for the period from June 22, 1999 (inception) to December 31, 1999. These financials statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Perfection Plus, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the period from June 22, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 of the accompanying financial statements, the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also discussed in Note
1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                     MERDINGER, FRUCHTER ROSEN & CORSO, P.C.
                                     Certified Public Accountants

Los Angeles, California
February 8, 2000

                                      F/S-1

                              PERFECTION PLUS, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET

                                                           December 31, 1999
                                                           -----------------
     ASSETS

 TOTAL ASSETS                                                $             -
                                                             ===============



     LIABILITIES AND STOCKHOLDER'S EQUITY
 TOTAL LIABILITIES                                                          -
                                                             ----------------
                                                             ----------------

 STOCKHOLDER'S EQUITY:
   Common stock, No par value;
     25,000 shares authorized;
     1,150 shares issued and outstanding                               1,150
   Deficit accumulated during the development stage                   (1,150)
                                                             ---------------

         TOTAL STOCKHOLDER'S EQUITY                                        -
                                                             ---------------

 TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                  $             -
                                                             ===============



    The accompanying notes are an integral part of the financial statement.

                                      F/S-2

                              PERFECTION PLUS, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

                                                                 For the period
                                                              from June 22, 1999
                                                                 (inception) to
                                                               December 31, 1999
                                                              -----------------

  REVENUE                                                           $      -

  ADMINISTRATIVE EXPENSES                                              1,150
                                                              -----------------

  NET LOSS                                                          $ (1,150)
                                                              =================

  NET LOSS PER COMMON SHARE  - basic and diluted                    $  (1.00)
                                                              =================

  WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - basic and diluted                        1,150
                                                              =================


    The accompanying notes are an integral part of the financial statement.

                                      F/S-3

                              PERFECTION PLUS, INC.
                          (A Development Stage Company)

                        STATEMENT OF STOCKHOLDER'S EQUITY

                                       Common Stock
                                   -------------------    Accumulated

                                    Shares     Amount      Deficit       Total
                                   -------     --------  ------------   --------


  Balance, June 22, 1999                 -      $    -   $        -     $     -

  Issuance of common stock for
    cash on June 22, 1999 at
    $1.00 per share                  1,150       1,150                    1,150

  Net loss                              -           -       (1,150)      (1,150)
                                    -------     ------    ---------     --------

  Balance, December 31, 1999         1,150      $1,150    $  (1,150)    $     -
                                    ======      ======    =========     ========



      The accompanying notes are integral part of the financial statement.

                                      F/S-4

                              PERFECTION PLUS, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

                                 For the Period
               from June 22, 1999 (inception) to December 31, 1999
                                -----------------

   NET CASH FLOWS USED IN OPERATING ACTIVITIES:
        Net Loss                                               $       (1,150)
                                                              -----------------

   NET CASH FLOWS PROVIDED FROM
    FINANCING ACTIVITIES:

        Issuance of common stock for cash                               1,150
                                                              -----------------

   Net change in cash                                                       -

   Cash and cash equivalents - beginning of period                          -
                                                              -----------------


   Cash and cash equivalents - end of period                    $           -
                                                              =================


   SUPPLEMENTAL CASH FLOW INFORMATION:
         Cash paid during the year-
            Interest paid                                       $           -
                                                              =================

            Income taxes paid                                   $           -
                                                              =================


    The accompanying notes are an integral part of the financial statement.

                                      F/S-5

                              PERFECTION PLUS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENT

                                DECEMBER 31, 1999

NOTE 1 -  DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

          Nature of Operations
          --------------------
          Perfection Plus, Inc. ("Company") is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7. The Company was incorporated under the laws of the State of Nevada on June 22, 1999.

          Basis of Presentation
          ---------------------
          The accompanying financial statement has been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has no established source of revenue. This factor raises substantial doubt about the Company's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statement does not include any adjustments relating to the recoverability and classification of recorded asset amount, or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. It is management's objective to seek additional capital through a merger with an existing operating company.

          Use of Estimates
          ----------------
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          Cash and Cash Equivalents
          -------------------------
          The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

          Concentration of Credit Risk
          ----------------------------
          From time to time the Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances exceed FDIC insured levels at various times during the year.

                                      F/S-6

                              PERFECTION PLUS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENT

                                DECEMBER 31, 1999

NOTE 1 -  DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

          Income Taxes
          ------------
          Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

          Loss Per Share
          --------------
          The Company presents loss per share in accordance with SFAS No. 128, "Loss Per Share," which requires presentation of basic loss per share ("Basic LPS") and diluted loss per share ("Diluted LPS"). The computation of basic loss per share is computed by dividing loss available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. The computation of diluted LPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings.

          Comprehensive Income
          --------------------
          SFAS No. 131, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of Comprehensive Income in the accompanying financial statement.

          Impact of Year 2000 Issue
          -------------------------
          As of December 31, 1999, the Company does not have any computer systems or customers and suppliers. Therefore, the issue of the year 2000 has no effect on the Company's current activities.

NOTE 2 -  RELATED PARTY TRANSACTIONS

          The Company neither owns nor leases any real or personal property. The sole officer and director of the Company provides office services without charge. Such costs are immaterial to the financial statement and, accordingly, have not been reflected therein. The officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities. If a business opportunity becomes available for the Company, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

                                      F/S-7

ITEM 8.      CHANGE IN FISCAL YEAR

        TWTE has a December 31 fiscal year end. The fiscal year of PPI is December

31. The Company will file a Transitional Report on Form 10-QSB, if required.

EXHIBITS

*2.1     Stock Purchase Agreement
         between PPI and TWTE,
         dated April 6, 2000.

*3.1     Articles of Incorporation of
         TWTE, as amended

*3.2     By-Laws of TWTE

*24.1    Consent of accountants

*27.1    Financial Data Schedule


-----------
*To be filed by amendment, if required.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               By /s/ Stephen B. Wells
                               ----------------------------------
                               Stephen B. Wells, President

                               Date: April 6, 2000
                               -------------------